UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): March 3, 2016

ARGOS THERAPEUTICS, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-35443	56-2110007
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4233 Technology Drive, Durham, North Carolina	27704
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (919) 287-6300

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry Into a Material Definitive Agreement

On March 4, 2016, Argos Therapeutics, Inc. (the “Company”) entered into a securities purchase agreement (the “Securities Purchase Agreement”) with certain investors (the “Investors”), pursuant to which the Company will issue and sell an aggregate of up to $60 million of the Company’s common stock, par value $0.001 per share (the “Shares”) and warrants to purchase shares of common stock (the “Warrants”) in a private placement (the “Financing”). Investors participating in the Financing include Pharmstandard International S.A. (“PHS”), Forargos B.V., Tianyi Lummy International Holdings Group Ltd. (“Tianyi Lummy”), China BioPharma Capital I, L.P. (“China BioPharma”), TVM V Life Science Ventures GmbH & Co. KG and Wasatch Funds Trust. Alexey Vinogradov, Andrei Petrov, Hubert Birner and Sander van Deventer (collectively, the “Investor Directors”), who are members of the Company’s board of directors (the “Board”), are affiliated with certain of the Investors.

The Financing will take place in up to three tranches. Under the Securities Purchase Agreement, at the initial closing, which is expected to occur on or about March 9, 2016, the Company has agreed to sell and the Investors have agreed to purchase for a total purchase price of $19,882,915 a total of 3,652,430 Shares and Warrants to purchase a total of 2,739,323 shares of common stock (0.75 shares of common stock for each Share purchased), based on a purchase price per Share and accompanying Warrant equal to $5.44375 (the “Purchase Price”). At the second closing, which must occur no later than September 30, 2016, the Company has agreed to sell and the Investors have agreed to purchase for an additional purchase price of $29,824,520 a total of 5,478,672 Shares and Warrants to purchase a total of 4,109,005 shares of common stock (0.75 shares of common stock for each Share purchased), based on a purchase price per Share and accompanying Warrant equal to the Purchase Price. The second closing is subject to a recommendation by the Independent Data Monitoring Committee (the “IDMC”) for the Company’s ongoing pivotal phase 3 clinical trial of AGS-003 (the “ADAPT Study”) at or following the IDMC’s next regular meeting following the initial closing (currently scheduled for June 2016) (the “First IDMC Meeting”) that the Company (a) continue the ADAPT Study or (b) discontinue the ADAPT Study based on favorable efficacy data. The Warrants will have an exercise price of $5.35 per share, expire on the fifth anniversary of the date of issuance and have other terms described below under “Common Warrants.”

Under the Securities Purchase Agreement, PHS has agreed that, at the Company’s option following the satisfaction of certain conditions, but no later than February 28, 2017, it shall purchase at the third closing up to $10,292,563 of Shares (without Warrants) at a price per Share equal to the lesser of (i) $5.35 and (ii) the fair market value of the Company’s common stock at the time the Company exercises its option (but not lower than $1.50 per Share). If the price per Share is less than $5.35, the Company may elect to proceed with the third closing only if it has received stockholder approval to proceed with the third closing or stockholder approval is not otherwise required under Nasdaq rules. PHS’s obligation to purchase shares at the third closing is subject to the IDMC having held its next regular meeting after the First IDMC Meeting (currently anticipated to be held in November or December 2016) (the “Second IDMC Meeting”) and having made a recommendation at or following the Second IDMC Meeting for the ADAPT Study that the Company (a) continue the ADAPT Study or (b) discontinue the ADAPT Study based on favorable efficacy data, and the Company’s cash position at such time. The dollar amount of Shares to be purchased by PHS at the third closing is subject to reduction on a dollar-for-dollar basis for certain cash amounts raised by the Company after the initial closing through equity or debt financings or collaborations.

Under the Securities Purchase Agreement, PHS has also agreed that:

•	if the Company determines to seek stockholder approval in connection with the sale and issuance of the Shares to be sold in the third closing, PHS will vote, and cause its affiliates to vote, all shares of the Company’s voting securities held by PHS or its affiliates in favor of such proposal, subject to certain limitations; and

•	to the extent that and for so long as the total voting power of voting securities of the Company beneficially owned by PHS and its affiliates and any other Persons whose beneficial ownership of the

Company’s common stock would be aggregated with PHS for purposes of Section 13(d) of the Securities Exchange Act of 1934, as amended, exceeds 33% of the voting power of the total number of voting securities of the Company then outstanding, in any election of directors and in any other matter submitted to a general vote of the stockholders of the Company (whether taken at an annual or special meeting of stockholders or by written action) PHS shall and shall cause its affiliates and such other persons whose beneficial ownership of the Company’s common stock would be aggregated with PHS for purposes of Section 13(d) of the Securities Exchange Act of 1934, as amended, to vote such number of voting securities of the Company which exceed 33% of the voting power of the total number of voting securities of the Company then outstanding in the same manner as and in the same proportion to the votes cast on the matter by the other holders of voting securities of the Company.

Under the Securities Purchase Agreement, the Company has agreed it will use the net proceeds from the Financing in accordance with a budget approved by the Board, as it may be modified from time to time by the Board, including a majority of the Investor Directors.

The Company has agreed to pay at each closing the legal expenses of the Investors and the legal expenses of the Investors incurred in connection with the resale registration obligations of the Company set forth in the Registration Rights Agreement; provided, however, that the Company shall have no obligation to pay more than a total of $140,000 with respect to such expenses.

All three closings will be subject to the satisfaction of certain customary closing conditions. The Company has granted the Investors, and the Investors have granted the Company, indemnification rights with respect to its or their representations, warranties, covenants and agreements under the Securities Purchase Agreement.

Common Warrants

The Warrants will be issued at the first and second closings, will be exercisable for shares of the Company’s common stock at an exercise price of $5.35 per share on or prior to the fifth anniversary of the date of issuance, will be immediately exercisable, and will be exercisable for cash or by cashless exercise in certain limited circumstances. The number of shares that may be exercised by certain Investors may be limited to ensure that, following such exercise, the number of shares of the Company’s common stock beneficially owned by such Investor does not exceed 4.999% of the number of shares of the Company’s common stock then issued and outstanding, which limitation is subject to modification by such Investors in accordance with requirements specified in the Warrants.

Registration Rights Agreement

On March 4, 2016, in connection with entering into the Securities Purchase Agreement, the Company entered into a registration rights agreement (the “Registration Rights Agreement”) with the Investors, pursuant to which the Company has agreed to register for resale the Shares and the shares of the Company’s common stock issued upon exercise of the Warrants (the “Warrant Shares,” and together with the Shares, the “Registrable Securities”). Under the Registration Rights Agreement, the Company has agreed to use its best efforts to file a registration statement after each closing covering the Shares and the Warrant Shares underlying the Warrants sold at such closing, as applicable, and to use its best efforts to keep such registration statement effective until the date the Shares and Warrant Shares covered by such registration statement have been sold or may be sold pursuant to Rule 144 without restriction.

In the event a registration statement has not been filed by within 60 days of the initial closing and within 30 days of each of the second and third closings (in each case subject to extension under certain circumstances), then the Company has agreed to make pro rata payments to each Investor that participated in such closing as liquidated damages in an amount equal to 1% of the aggregate amount invested by each such Investor in such closing per 30-day period or pro rata for any portion thereof during which no such registration statement is filed with respect to the applicable Registrable Securities. Moreover, in the event (i) a registration statement covering Registrable Securities issued at a certain closing is not declared effective by the Securities and Exchange Commission (the “SEC”) by the 120th day following the initial closing and by the 90th day following each of the second and third closings, or (ii) after a registration statement has been declared effective by the SEC, such registration statement is not available to cover any sales of Registrable Securities registered by such registration statement, then the Company has agreed to make pro rata payments to each Investor that participated in such closing as liquidated damages in an amount equal to 1% of the aggregate amount invested by each such Investor in such closing per 30-day period or pro rata for any portion thereof following the date by which such Registration Statement should have been effective, subject to specified exceptions.

The Company has granted the Investors, and the Investors have granted to the Company, customary indemnification rights in connection with the registration statements.

The foregoing descriptions of the Securities Purchase Agreement, the Warrants and the Registration Rights Agreement are qualified in their entirety by reference to the full text of the Securities Purchase Agreement, the form of Warrant and the Registration Rights Agreement, copies of which are filed as Exhibits 10.1, 10.2 and 10.3 hereto, respectively, and incorporated by reference herein.

In connection with their investment in the Financing under the Securities Purchase Agreement, the Company and Tianyi Lummy and China BioPharma have agreed that the obligations of Tianyi Lummy and China BioPharma to purchase from the Company, and the Company’s obligation to issue and sell to Tianyi Lummy and China BioPharma, shares of the Company’s common stock pursuant to the stock purchase agreements between the Company and each of Tianyi Lummy and China BioPharma entered into in April 2015 shall terminate.

Item 3.02 Unregistered Sales of Equity Securities.

The information contained above in Item 1.01 is hereby incorporated by reference into this Item 3.02. Based in part upon the representations of the Investors in the Securities Purchase Agreement, the Shares and Warrants will be issued and sold in reliance upon the exemption from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”) set forth in Rule 506(c) of Regulation D under the Securities Act. The issuance of the Shares and Warrants has not been registered under the Securities Act or any state securities laws, and may not be offered or sold in the United States absent registration with the SEC or an applicable exemption from the registration requirements. The sale of the securities will not involve a public offering. The Investors represented that they are accredited investors, as such term is defined in Rule 501(a) of Regulation D under the Securities Act, and that they are acquiring the Shares and Warrants for investment purposes only and not with a view to any resale, distribution or other disposition of the Shares and Warrants in violation of the United States federal securities laws, and the Company took reasonable steps to verify that the Investors are accredited investors, as such term is defined in Rule 501(a) of Regulation D under the Securities Act.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 3, 2016, Brian J. Underdown voluntarily resigned from the Board, effective upon the initial closing of the Financing. There were no disagreements between Mr. Underdown and the Company or any officer or director of the Company which led to Mr. Underdown’s resignation. Mr. Underdown had served on the Board since 1999. In conjunction with his resignation, Mr. Underdown also resigned from his role as a member and as chairman of the Company’s Compensation Committee and as a member of the Company’s Nominating and Corporate Governance Committee.

Item 8.01 Other Events.

On March 7, 2016, the Company issued a press release announcing the Financing. The full text of the press release issued in connection with this announcement is attached as Exhibit 99.1 to this Form 8-K and incorporated herein by reference.

The Company expects that the proceeds from the initial closing will enable it to fund the company’s ongoing expenses into the third quarter of 2016, and that the proceeds from all three closings, if such closings occur, will enable it to fund the company’s ongoing expenses into the second quarter of 2017, when it expects to have final data from the ADAPT Study. These expectations are based on its current operating plan under which the Company plans to implement measures to reduce its operating expenses, including reductions in spending for activities in preparation for submission of a biologic license application. These reductions may include reductions in planned spending related to chemistry, manufacturing and controls, process validation, quality, supply management and commercial preparation. Under the Company’s plan, it also intends to seek to refinance its existing venture loan facility with Horizon Technology Finance Corporation and Fortress Credit Co LLC and to enter into collaborations for the development, marketing and distribution of AGS-003 outside North America and of its non-oncology product candidates, including AGS-004. If the Company is unable to refinance its venture loan facility or enter into any such collaborations, it may be required to implement additional measures to materially reduce its operating expenses, which could adversely affect the Company’s business and operations. It is also possible that the Company’s available funds will not enable it to obtain final data from the ADAPT Study because the actual costs and timing of clinical trials are difficult to predict and are subject to substantial risks and delays. The Company has no external sources of funds other than its contract with the National Institutes of Health and the National Institute of Allergy and Infectious Diseases for the development of AGS-004.

IMPORTANT ADDITIONAL INFORMATION

Any statements in this Form 8-K about the Company’s future expectations, plans and prospects, including statements about the expected and potential future closings of the Financing, the Company’s financial prospects, anticipated use of proceeds, future operations and sufficiency of funds for future operations, and future expectations and plans and prospects for the Company and other statements containing the words “believes,” “anticipates,” “estimates,” “expects,” “intends,” “plans,” “predicts,” “projects,” “targets,” “may,” “potential,” “will,” “would,” “could,” “should,” “continue,” and similar expressions, constitute forward-looking statements within the meaning of The Private Securities Litigation Reform Act of 1995. Actual results may differ materially from those indicated by such forward-looking statements as a result of various important factors, including whether the conditions for the potential future closings of the Financing will be satisfied; whether the Company’s cash resources will be sufficient to fund its continuing operations for the periods anticipated; whether results obtained in clinical trials will be indicative of results obtained in future clinical trials; whether the Company’s product candidates will advance through the clinical trial process on a timely basis; whether the results of such trials will warrant submission for approval from the United States Food and Drug Administration or equivalent foreign regulatory agencies; whether the Company’s product candidates will receive approval from regulatory agencies on a timely basis or at all; whether, if product candidates obtain approval, they will be successfully distributed and marketed; and other factors discussed in the “Risk Factors” section of the Company’s most recent quarterly report on Form 10-Q filed with the SEC, and in other filings the Company makes with the SEC from time to time. In addition, the forward-looking statements included in this Form 8-K represent the Company’s views as of the date hereof. The Company anticipates that subsequent events and developments will cause the Company’s views to change. However, while the Company may elect to update these forward-looking statements at some point in the future, the Company specifically disclaims any obligation to do so. These forward-looking statements should not be relied upon as representing the Company’s views as of any date subsequent to the date hereof.

Item 9.01 Financial Statements and Exhibits.

The Exhibits to this Current Report on Form 8-K are listed in the Exhibit Index attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARGOS THERAPEUTICS, INC.

Date: March 7, 2016	By:	/s/ Jeffrey D. Abbey

Jeffrey D. Abbey President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

10.1	Securities Purchase Agreement, dated March 4, 2016, by and among the Company and the persons party thereto

10.2	Form of Common Stock Purchase Warrant

10.3	Registration Rights Agreement, dated March 4, 2016, by and among the Company and the persons party thereto

99.1	Press Release dated March 7, 2016